BlackRock Bond Fund, Inc.

BlackRock Total Return Fund

(the “Fund”)

Supplement dated November 21, 2014 to the

Statement of Additional Information dated January 28, 2014

Effective immediately, BlackRock Advisors, LLC (“BlackRock”) has agreed to reduce the management fees payable by the Fund to BlackRock, the Fund’s investment manager, and has agreed contractually to cap certain expenses of shares of the Fund. To achieve these expense caps, BlackRock has agreed to waive or reimburse fees or expenses if the Fund’s total annual fund operating expenses, excluding certain expenses described in the Prospectus, exceed a certain limit. These contractual expense caps replace BlackRock’s certain contractual and voluntary expense caps with respect to shares of the Fund. Accordingly, the Fund’s Statement of Additional Information is amended as follows:

The second paragraph and the accompanying table in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” are deleted and replaced with the following:

With respect to the Fund and the Master Portfolio, the maximum actual management fees payable to BlackRock (as a percentage of average daily net assets) are as follows:

	Rates of Management Fees
Aggregate average daily net assets of the combined Funds	Total Return Fund[1]	Master Portfolio
Up to $250 million	0.32%	0.16%
Over $250 million up to $500 million	0.31%	0.12%
Over $500 million up to $750 million	0.30%	0.08%
Over $750 million	0.29%	0.05%
[1]	Under the terms of the management agreement between the Corporation, on behalf of the Fund, and BlackRock, this contractual management fee applies to the Fund for as long as the Fund invests in the Master Portfolio or another master fund advised by BlackRock or an affiliate thereof in a master-feeder structure. If the Fund ceases to operate as a feeder fund in a master/feeder structure, the maximum actual management fees payable to BlackRock (as a percentage of average daily net assets) by the Fund are as follows: 0.48% (up to $250 million), 0.43% (over $250 million and up to $500 million), 0.38% (over $500 million and up to $750 million) and 0.34% (over $750 million). In addition, the Manager has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) to 0.79% (for Investor A Shares), 1.29% (for Investor B Shares), 1.45% (for Investor C Shares), 0.45% (for Institutional Shares), 0.40% (for BlackRock Shares), 0.76% (for Service Shares), 1.04% (for Class R Shares), 0.60% (for Investor A1 Shares), 1.04% (for Investor B1 Shares), 1.37% (for Investor C1 Shares) and 1.04% (for Investor C2 Shares) of average daily net assets until January 31, 2017.

For the period October 1, 2012 to November 21, 2014, the Fund and the Master Portfolio paid BlackRock a fee at the rates described below.

	Rates of Management Fees
Aggregate average daily net assets of the combined Funds	Total Return Fund[1]	Master Portfolio
Up to $250 million	0.50%	0.20%
Over $250 million up to $500 million	0.45%	0.15%
Over $500 million up to $750 million	0.40%	0.10%
Over $750 million	0.35%	0.05%

[1]	Prior to November 21, 2014, the Manager contractually agreed to waive the Total Return Fund’s management fee in the amount of the Total Return Fund’s share of the management fee paid by the Master Portfolio for as long as the Total Return Fund invests in the Master Portfolio. In addition, prior to November 21, 2014, the Manager contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) to 0.90% (for Investor A Shares), 1.65% (for Investor C Shares), 0.55% (for Institutional Shares), 0.85% (for Service Shares), 1.10% (for Class R Shares) and 0.40% (for BlackRock Shares) of average daily net assets until February 1, 2015. In addition to the contractual waivers described above, effective October 27, 2014, the Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) to 0.79% (for Investor A Shares), 1.29% (for Investor B Shares), 1.45% (for Investor C Shares), 0.45% (for Institutional Shares), 0.76% (for Service Shares), 1.04% (for Class R Shares), 0.60% (for Investor A1 Shares), 1.04% (for Investor B1 Shares), 1.37% (for Investor C1 Shares) and 1.04% (for Investor C2 Shares) of average daily net assets. Prior to October 27, 2014, the Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other fund expenses) to 1.45% (for Investor C Shares), 0.76% (for Service Shares) and 1.08% (for Class R Shares) of average daily net assets.

Shareholders should retain this Supplement for future reference.

SAI-10046-1114SUP